Exhibit 99.1

Contact Information:

Investors:

Brainerd Communicators, Inc.

Corey Kinger

(212) 986-6667

kinger@braincomm.com

WEIGHT WATCHERS ANNOUNCES SECOND QUARTER 2015 RESULTS AND

RAISES 2015 GUIDANCE

NEW YORK, N.Y., August 5, 2015 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the second quarter of fiscal 2015 and raised its full year fiscal 2015 earnings guidance.

•	Q2 2015 revenues were $309.8 million, down 22.1% (16.5% on a constant currency basis) versus the prior year period, with total paid weeks down 17.6%.

•	Q2 2015 earnings per fully diluted share (EPS) was $0.49; excluding the benefit of $0.07 per fully diluted share from the early extinguishment of debt, Q2 2015 adjusted EPS was $0.42.

•	The Company raised its full year fiscal 2015 earnings guidance to between $0.57 and $0.72 per fully diluted share on an adjusted basis.

•	Pursuant to a debt tender offer, the Company made a cash payment of $77.2 million to prepay $84.9 million of its debt obligations maturing in April 2016.

“In the second quarter, our member recruitment trends improved, particularly in North America where Online sign-ups were positive year-over-year,” commented Jim Chambers, the Company’s President and Chief Executive Officer. “Late this year, we will be launching a significant and comprehensive program innovation in all of our major markets that we believe will return the Company to recruitment growth.”

Q2 2015 Consolidated Summary

	Net Income* (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	July 4, 2015	June 28, 2014	% Change	July 4, 2015	June 28, 2014	% Change
Net Income / EPS	$27.9	$54.0	(48.4)%	$0.49	$0.95	(48.8)%
Adjustments
Debt Extinguishment	(4.1)	—		(0.07)	—
Restructuring Charges	0.1	4.0		—	0.07
Tax Benefit, net	—	(2.4)		—	(0.04)

Adjusted Net Income / EPS	$23.9	$55.6	(57.0)%	$0.42	$0.98	(57.3)%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

* Excluding the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Second quarter 2015 net income was $27.9 million versus net income of $54.0 million in the prior year period. EPS for Q2 2015 was $0.49 versus $0.95 in the prior year period. In Q2 2015, foreign currency negatively impacted EPS by $0.07.

Q2 2015 net income and EPS were impacted by two items that affect year-over-year comparability. First, the Company recorded a gain on early extinguishment of debt of $6.7 million ($4.1 million after tax or $0.07 per fully diluted share) for its previously disclosed debt prepayment in the quarter. Second, the Company incurred $0.2 million ($0.1 million after tax or $0.00 per fully diluted share) of charges in connection with its previously disclosed 2015 restructuring plan. Excluding these two items, net income would have been $23.9 million and EPS would have been $0.42 in Q2 2015.

Q2 2014 net income and EPS were impacted by two items that affect year-over-year comparability. First, the Company incurred $6.5 million ($4.0 million after tax or $0.07 per fully diluted share) of charges in connection with its previously disclosed 2014 restructuring plan. Second, a $2.4 million net tax benefit ($0.04 per fully diluted share) related to an intercompany loan write-off in connection with the closure of the Company’s China business, partially offset by the recognition of a valuation allowance related to tax benefits for foreign losses. Excluding these two items, net income would have been $55.6 million and EPS would have been $0.98 in Q2 2014.

Q2 2015 Global Results

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	July 4, 2015	June 28, 2014	% Change
Revenues	$309.8	$397.5	(22.1)%	(16.5)%
Operating Income	$70.6	$114.6	(38.4)%	(32.3)%
Adjustments
Restructuring Charges	$0.2	$6.5

Adjusted Operating Income	$70.8	$121.1	(41.5)%	(35.8)%

Total Paid Weeks	39.5	47.9	(17.6)%	N/A
Meeting (1) Paid Weeks	17.6	21.0	(16.5)%	N/A
Online (2) Paid Weeks	21.9	26.9	(18.4)%	N/A
End of Period Active Subscribers (3) (in thousands)	2,797.9	3,357.1	(16.7)%	N/A
Meeting Subscribers (in thousands)	1,184.9	1,388.3	(14.7)%	N/A
Online Subscribers (in thousands)	1,613.0	1,968.8	(18.1)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(1)	“Meetings” refers to monthly commitment plan subscribers, “pay-as-you-go” members, Total Access subscribers and other meeting members.
(2)	“Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.
(3)	“Subscribers” refer to meetings members and Online subscribers who participate in recurring billing programs, such as the Company’s monthly commitment plan for its meetings business.

Second quarter 2015 revenues decreased 16.5% on a constant currency basis versus the prior year period. Q2 2015 total paid weeks were down 17.6% as compared to the prior year period, with an Online paid weeks decline of 18.4% and a meeting paid weeks decline of 16.5%. These declines were driven by lower active subscriber bases at the start of the quarter and lower recruitments in the quarter for both the meetings and Online businesses versus the prior year period. Although recruitments remained lower year-over-year, the year-over-year performance trend in the second quarter of fiscal 2015 improved as compared to the first quarter of fiscal 2015.

Second quarter 2015 operating income decreased 32.3% on a constant currency basis versus the prior year period. Excluding the 2015 plan restructuring charges of $0.2 million and the 2014 plan restructuring charges of $6.5 million, operating income decreased 35.8% on a constant currency basis versus the prior year period. The operating income decline was driven primarily by lower revenues partially offset by lower marketing and selling, general and administrative expenses.

Q2 2015 North America Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	July 4, 2015	June 28, 2014	% Change
Service Revenues*	$170.4	$209.1	(18.5)%	(17.7)%
Total Paid Weeks	24.9	31.3	(20.4)%	N/A
End of Period Active Subscribers (in thousands)	1,767.1	2,197.7	(19.6)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

* See Consolidated Statements of Net Income for Service Revenues definition.

Second quarter 2015 service revenues for North America were down 17.7% on a constant currency basis versus the prior year period driven by a 20.4% decline in total paid weeks. These declines were driven by lower active subscriber bases at the start of the quarter for both the meetings and Online businesses and lower recruitments in the quarter for the meetings business versus the prior year period. Recruitments in the Online business in North America increased in the quarter as compared to the prior year period. Although recruitments remained lower year-over-year, the year-over-year performance trend in the second quarter of fiscal 2015 in North America improved as compared to the first quarter of fiscal 2015, benefitting from better advertising and promotions in Q2 2015.

Q2 2015 UK Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	July 4, 2015	June 28, 2014	% Change
Service Revenues*	$23.0	$30.1	(23.5)%	(16.3)%
Total Paid Weeks	4.6	5.5	(16.3)%	N/A
End of Period Active Subscribers (in thousands)	316.8	381.9	(17.0)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Second quarter 2015 service revenues for the UK were down 16.3% on a constant currency basis versus the prior year period driven by lower active subscriber bases at the start of the quarter and lower recruitments in the quarter for both the meetings and Online businesses versus the prior year period.

Q2 2015 CE Performance

	Three Months Ended			% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	July 4, 2015	June 28, 2014	% Change
Service Revenues*	$47.9	$65.7	(27.2)%	(10.2)%
Total Paid Weeks	8.9	9.7	(8.9)%	N/A
End of Period Active Subscribers (in thousands)	649.6	701.4	(7.4)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

*	See Consolidated Statements of Net Income for Service Revenues definition.

Second quarter 2015 service revenues for Continental Europe (CE) were down 10.2% on a constant currency basis versus the prior year period driven by a lower active subscriber base in the meetings business at the start of the quarter and lower recruitments in the quarter for both the meetings and Online businesses versus the prior year period.

Q2 2015 Debt and Cash Summary and Recent Development

During Q2 2015, pursuant to a previously announced debt tender offer, the Company made a cash payment of $77.2 million (plus an amount sufficient to pay accrued and unpaid interest on the prepaid amount) to prepay $84.9 million of its debt obligations maturing in April 2016. At the end of the quarter, after the prepayment, the balance of the debt maturing in April 2016 was $144.3 million. The Company ended Q2 2015 with a cash balance of $149.7 million. The Company also noted that, on July 14, 2015, it drew down the $48.0 million available on its revolving credit facility in order to enhance its cash position and to provide additional financial flexibility.

Full Year Fiscal 2015 Earnings Guidance

The Company raised its full year fiscal 2015 earnings guidance to between $0.57 and $0.72 per fully diluted share as compared to its previously provided earnings guidance of between $0.40 and $0.70 per fully diluted share. Excluded from the above earnings guidance are restructuring charges and the gains associated with the early extinguishment of debt in the first and second quarters of fiscal 2015.

Second Quarter 2015 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Jim Chambers, President and Chief Executive Officer, and Nick Hotchkin, Chief Financial Officer, will discuss the second quarter 2015 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Net income, earnings per fully diluted share, operating income and operating income margin, gross profit and gross profit margin, and selling, general and administrative expenses are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis), as applicable, as follows: (i) with respect to the second quarter and first half of fiscal 2015 and fiscal 2014, to exclude the impact of charges associated with the Company’s previously disclosed plans to restructure its organization; (ii) with respect to the second quarter and first half of fiscal 2015, to exclude the impact from the gains on early extinguishment of debt associated with the Company’s previously reported debt prepayments, as applicable, in the period; (iii) with respect to the second quarter and first half of fiscal 2014, to exclude the impact of the net tax benefit associated with an intercompany loan write-off in connection with the closure of the Company’s China business and the establishment of a valuation allowance related to tax benefits for foreign losses that are not expected to be realized; and (iv) with respect to the first half of fiscal 2014, to exclude the impact of the gain recognized in connection with the Company’s previously disclosed Brazil acquisition due to an adjustment of the Company’s previously held equity interest to fair value offset by a charge associated with the settlement of the royalty-free arrangement of the Brazil partnership. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading commercial provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds more than 36,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. Weight Watchers provides innovative, digital weight management products through its websites, mobile sites and apps. Weight Watchers is the leading provider of Online subscription weight management products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s marketing and advertising programs and strength of its social media presence; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; the impact of the Company’s debt service obligations and restrictive debt covenants; the inability to generate sufficient cash to service all of the Company’s debt service obligations; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the recognition of asset impairment charges; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of security breaches or privacy concerns; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the loss of key personnel or failure to effectively manage and motivate the Company’s workforce; the possibility that the interests of the Company’s majority owner will conflict with other holders of its common stock; the Company’s failure to maintain effective internal controls over financial reporting; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	July 4, 2015	June 28, 2014
Services revenues, net (1)	$250.4	$318.7
Product sales and other, net (2)	59.4	78.9

Revenues, net	309.8	397.5

Cost of services (3)	120.0	135.3
Cost of product sales and other (4)	30.4	36.4

Cost of revenues	150.4	171.7

Gross profit	159.4	225.8
Marketing expenses	40.3	46.2
Selling, general and administrative expenses	48.5	65.0

Operating income	70.6	114.6
Interest expense	30.5	31.2
Other expense, net	0.3	0.9
Extinguishment of debt	(6.7)	—

Income before income taxes	46.5	82.5
Provision for income taxes	18.7	28.4

Net income	27.8	54.1
Net loss (income) attributable to the noncontrolling interest	0.1	(0.1)

Net income attributable to Weight Watchers International, Inc.	$27.9	$54.0

Earnings Per Share
Basic	$0.49	$0.95

Diluted	$0.49	$0.95

Weighted average common shares outstanding:
Basic	57.1	56.6

Diluted	57.2	56.7

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s new Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s new Personal Coaching product.
(2)	Consists of product sales meetings, Internet advertising revenue, ecommerce fees, product sales and other, licensing, publishing, advertising — sponsorship, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and Internet cost of revenues excluding Internet advertising costs.
(4)	Consists of meetings cost of product, Internet advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	July 4, 2015	June 28, 2014
Services revenues, net (1)	$500.3	$635.4
Product sales and other, net (2)	131.5	171.6

Revenues, net	631.9	806.9

Cost of services (3)	250.3	280.0
Cost of product sales and other (4)	64.9	78.2

Cost of revenues	315.2	358.2

Gross profit	316.7	448.7
Marketing expenses	127.6	161.6
Selling, general and administrative expenses	100.4	121.5

Operating income	88.6	165.6
Interest expense	61.6	56.5
Other expense, net	0.9	1.2
Extinguishment of debt	(11.5)	—
Gain on Brazil acquisition	—	(10.5)

Income before income taxes	37.6	118.5
Provision for income taxes	15.3	42.9

Net income	22.3	75.6
Net loss (income) attributable to the noncontrolling interest	0.1	(0.1)

Net income attributable to Weight Watchers International, Inc.	$22.4	$75.5

Earnings Per Share
Basic	$0.39	$1.34

Diluted	$0.39	$1.33

Weighted average common shares outstanding:
Basic	57.0	56.5

Diluted	57.0	56.6

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s new Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s new Personal Coaching product.
(2)	Consists of product sales meetings, Internet advertising revenue, ecommerce fees, product sales and other, licensing, publishing, advertising - sponsorship, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and Internet cost of revenues excluding Internet advertising costs.
(4)	Consists of meetings cost of product, Internet advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	July 4,	June 28,
	2015	2014
Meeting Paid Weeks (in millions) (1)
North America	10.9	13.4
UK	2.8	3.4
CE	3.2	3.5
Other (2)	0.6	0.8

Total Meeting Paid Weeks	17.6	21.0

Online Paid Weeks (in millions) (1)
North America	14.0	17.9
UK	1.7	2.1
CE	5.7	6.2
Other (2)	0.5	0.6

Total Online Paid Weeks	21.9	26.9

Total Paid Weeks (in millions) (1)
North America	24.9	31.3
UK	4.6	5.5
CE	8.9	9.7
Other (2)	1.1	1.4

Total Paid Weeks	39.5	47.9

End of Period Active Meeting Subscribers (in thousands) (3)
North America	740.6	895.9
UK	187.9	223.6
CE	228.0	235.5
Other (2)	28.5	33.3

Total End of Period Active Meeting Subscribers	1,184.9	1,388.3

End of Period Active Online Subscribers (in thousands) (3)
North America	1,026.5	1,301.8
UK	129.0	158.3
CE	421.6	465.8
Other (2)	35.9	42.8

Total End of Period Active Online Subscribers	1,613.0	1,968.8

Total End of Period Active Base (in thousands) (3)
North America	1,767.1	2,197.7
UK	316.8	381.9
CE	649.6	701.4
Other (2)	64.4	76.1

Total End of Period Active Base	2,797.9	3,357.1

Attendance (in millions)
North America	5.1	6.2
UK	1.5	1.8
CE	1.5	1.8
Other (2)	0.4	0.5

Total Attendance	8.6	10.3

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks, in each case for a given period.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Active Subscribers” metric reports active Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Active Meeting Subscribers” is the total Weight Watchers monthly commitment plan active subscribers (including Total Access); (ii) “End of Period Active Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching active subscribers; and (iii) “End of Period Active Subscribers” is the sum of End of Period Active Meeting Subscribers and End of Period Active Online Subscribers, in each case at a given period end. The Company also at times refers to such metrics as the “End of Period Active Base”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Six Months Ended
	July 4,	June 28,
	2015	2014
Meeting Paid Weeks (in millions) (1)
North America	21.5	26.6
UK	5.7	6.6
CE	6.4	6.9
Other (2)	1.2	1.3

Total Meeting Paid Weeks	34.8	41.5

Online Paid Weeks (in millions) (1)
North America	27.5	36.9
UK	3.5	4.1
CE	11.3	11.9
Other (2)	1.0	1.1

Total Online Paid Weeks	43.3	54.0

Total Paid Weeks (in millions) (1)
North America	49.0	63.5
UK	9.1	10.7
CE	17.6	18.8
Other (2)	2.2	2.4

Total Paid Weeks	78.0	95.5

End of Period Active Meeting Subscribers (in thousands) (3)
North America	740.6	895.9
UK	187.9	223.6
CE	228.0	235.5
Other (2)	28.5	33.3

Total End of Period Active Meeting Subscribers	1,184.9	1,388.3

End of Period Active Online Subscribers (in thousands) (3)
North America	1,026.5	1,301.8
UK	129.0	158.3
CE	421.6	465.8
Other (2)	35.9	42.8

Total End of Period Active Online Subscribers	1,613.0	1,968.8

Total End of Period Active Base (in thousands) (3)
North America	1,767.1	2,197.7
UK	316.8	381.9
CE	649.6	701.4
Other (2)	64.4	76.1

Total End of Period Active Base	2,797.9	3,357.1

Attendance (in millions)
North America	10.3	12.8
UK	3.2	3.8
CE	3.3	3.8
Other (2)	0.8	0.8

Total Attendance	17.7	21.2

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks, in each case for a given period.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Active Subscribers” metric reports active Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Active Meeting Subscribers” is the total Weight Watchers monthly commitment plan active subscribers (including Total Access); (ii) “End of Period Active Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching active subscribers; and (iii) “End of Period Active Subscribers” is the sum of End of Period Active Meeting Subscribers and End of Period Active Online Subscribers, in each case at a given period end. The Company also at times refers to such metrics as the “End of Period Active Base”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2015 Variance
						2015
						Constant
	Q2 2015			Q2 2014	2015	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2014	2014
Selected Financial Data
Consolidated Company Revenues	$309.8	$22.3	$332.0	$397.5	-22.1%	-16.5%
Consolidated Meeting Fees (1)	$155.9	$10.5	$166.4	$199.5	-21.8%	-16.6%
Consolidated Online Subscription Revenues (2)	$94.5	$6.8	$101.2	$119.2	-20.7%	-15.0%
Consolidated Service Revenues (3)	$250.4	$17.3	$267.6	$318.7	-21.4%	-16.0%
Consolidated In-Meeting Product Sales (4)	$34.6	$3.3	$37.9	$46.4	-25.4%	-18.2%
Consolidated All Other (5)	$24.8	$1.7	$26.5	$32.5	-23.7%	-18.6%

North America
Meeting Fees (1)	$105.2	$1.1	$106.3	$129.3	-18.6%	-17.8%
Online Subscription Revenues (2)	$65.2	$0.6	$65.8	$79.8	-18.3%	-17.5%
Service Revenues (3)	$170.4	$1.7	$172.1	$209.1	-18.5%	-17.7%
In-Meeting Product Sales (4)	$17.3	$0.2	$17.5	$22.5	-23.3%	-22.5%
All Other (6)	$13.1	$0.0	$13.1	$16.9	-22.4%	-22.2%
Total Revenues	$200.8	$1.9	$202.7	$248.5	-19.2%	-18.4%

UK
Meeting Fees (1)	$17.1	$1.6	$18.7	$22.4	-23.8%	-16.5%
Online Subscription Revenues (2)	$6.0	$0.6	$6.6	$7.8	-22.9%	-15.5%
Service Revenues (3)	$23.0	$2.2	$25.2	$30.1	-23.5%	-16.3%
In-Meeting Product Sales (4)	$6.3	$0.6	$6.9	$8.3	-24.2%	-17.0%
All Other (6)	$3.4	$0.3	$3.7	$4.9	-31.0%	-24.7%
Total Revenues	$32.8	$3.1	$35.9	$43.4	-24.5%	-17.4%

CE
Meeting Fees (1)	$27.3	$6.2	$33.5	$38.0	-28.0%	-11.7%
Online Subscription Revenues (2)	$20.5	$5.0	$25.5	$27.8	-26.1%	-8.3%
Service Revenues (3)	$47.9	$11.1	$59.0	$65.7	-27.2%	-10.2%
In-Meeting Product Sales (4)	$9.8	$2.3	$12.0	$13.1	-25.5%	-8.2%
All Other (6)	$4.6	$1.0	$5.5	$5.4	-15.5%	2.3%
Total Revenues	$62.2	$14.4	$76.6	$84.3	-26.2%	-9.1%

Other (7)
Meeting Fees (1)	$6.3	$1.6	$7.9	$9.9	-36.4%	-20.2%
Online Subscription Revenues (2)	$2.8	$0.6	$3.4	$3.8	-27.2%	-11.3%
Service Revenues (3)	$9.1	$2.2	$11.3	$13.7	-33.8%	-17.7%
In-Meeting Product Sales (4)	$1.2	$0.3	$1.5	$2.4	-49.4%	-37.3%
All Other (6)	$3.7	$0.4	$4.1	$5.3	-29.8%	-23.1%
Total Revenues	$14.0	$2.8	$16.8	$21.4	-34.6%	-21.2%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s new Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s new Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Consolidated All Other” are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	“All Other” are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2015 Variance
						2015
				First Half		Constant
	First Half 2015			2014	2015	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2014	2014
Selected Financial Data
Consolidated Company Revenues	$631.9	$44.0	$675.8	$806.9	-21.7%	-16.2%
Consolidated Meeting Fees (1)	$313.8	$20.2	$334.0	$396.6	-20.9%	-15.8%
Consolidated Online Subscription Revenues (2)	$186.5	$13.1	$199.6	$238.8	-21.9%	-16.4%
Consolidated Service Revenues (3)	$500.3	$33.3	$533.6	$635.4	-21.3%	-16.0%
Consolidated In-Meeting Product Sales (4)	$78.5	$7.1	$85.6	$101.8	-22.9%	-15.9%
Consolidated All Other (5)	$53.1	$3.6	$56.7	$69.8	-23.9%	-18.8%

North America
Meeting Fees (1)	$212.0	$2.1	$214.1	$261.6	-19.0%	-18.2%
Online Subscription Revenues (2)	$128.3	$1.3	$129.6	$164.1	-21.8%	-21.0%
Service Revenues (3)	$340.3	$3.4	$343.7	$425.7	-20.1%	-19.3%
In-Meeting Product Sales (4)	$38.9	$0.3	$39.2	$50.9	-23.6%	-23.0%
All Other (6)	$27.2	$0.1	$27.2	$36.3	-25.2%	-24.9%
Total Revenues	$406.3	$3.8	$410.1	$512.9	-20.8%	-20.0%

UK
Meeting Fees (1)	$34.0	$3.2	$37.2	$43.0	-20.9%	-13.4%
Online Subscription Revenues (2)	$11.7	$1.1	$12.8	$14.9	-21.6%	-14.2%
Service Revenues (3)	$45.6	$4.3	$50.0	$57.9	-21.1%	-13.6%
In-Meeting Product Sales (4)	$14.4	$1.4	$15.8	$17.6	-17.9%	-10.2%
All Other (6)	$7.1	$0.7	$7.7	$10.2	-30.6%	-24.0%
Total Revenues	$67.2	$6.3	$73.5	$85.6	-21.6%	-14.2%

CE
Meeting Fees (1)	$54.9	$12.2	$67.1	$74.8	-26.6%	-10.3%
Online Subscription Revenues (2)	$40.9	$9.7	$50.6	$52.4	-22.0%	-3.6%
Service Revenues (3)	$95.8	$21.8	$117.6	$127.2	-24.7%	-7.5%
In-Meeting Product Sales (4)	$22.5	$5.0	$27.5	$28.9	-22.1%	-4.7%
All Other (6)	$10.6	$2.2	$12.8	$12.3	-14.2%	3.3%
Total Revenues	$128.9	$29.0	$157.9	$168.5	-23.5%	-6.3%

Other (7)
Meeting Fees (1)	$12.9	$2.7	$15.6	$17.2	-24.9%	-9.1%
Online Subscription Revenues (2)	$5.7	$1.0	$6.7	$7.4	-23.3%	-9.6%
Service Revenues (3)	$18.6	$3.7	$22.3	$24.6	-24.4%	-9.2%
In-Meeting Product Sales (4)	$2.6	$0.4	$3.0	$4.4	-40.3%	-30.3%
All Other (6)	$8.2	$0.7	$8.9	$11.0	-24.8%	-18.5%
Total Revenues	$29.4	$4.9	$34.3	$39.9	-26.3%	-14.1%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plan for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s new Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s new Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“In-Meeting Product Sales” are sales of products to members in meetings.
(5)	“Consolidated All Other” are revenues from licensing, franchisees, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(6)	“All Other” are revenues from licensing, magazine subscriptions, third-party advertising in publications, payments from the sale of third-party Internet advertising and By Mail.
(7)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										Q2 2015 Variance
												2015 Constant Currency
											2015		2015
	Q2 2015						Q2 2014				Adjusted		Adjusted
						Adjusted				2015	vs	2015	vs
		Adjustment		Currency	Constant	Constant		Adjustment		vs	2014	vs	2014
	GAAP	(1)	Adjusted	Adjustment	Currency	Currency	GAAP	(2)	Adjusted	2014	Adjusted	2014	Adjusted
Selected Financial Data
Gross Profit	$159.4	$(0.3)	$159.1	$12.7	$172.0	$171.7	$225.8	$3.2	$229.0	-29.4%	-30.5%	-23.8%	-25.0%
Gross Margin	51.4%		51.3%		51.8%	51.7%	56.8%		57.6%

Selling, General and Administrative Expenses	$48.5	$(0.5)	$47.9	$2.3	$50.8	$50.3	$65.0	$(3.3)	$61.7	-25.5%	-22.3%	-21.9%	-18.5%

Operating Income	$70.6	$0.2	$70.8	$7.0	$77.5	$77.8	$114.6	$6.5	$121.1	-38.4%	-41.5%	-32.3%	-35.8%
Operating Income Margin	22.8%		22.9%		23.4%	23.4%	28.8%		30.5%

Net income attributable to Weight Watchers International, Inc.	$27.9	$(3.9)	$23.9	$4.2	$32.1	$28.1	$54.0	$1.6	$55.6	-48.4%	-57.0%	-40.6%	-49.4%

Earnings Per Share	$0.49	$(0.07)	$0.42	$0.07	$0.56	$0.49	$0.95	$0.03	$0.98	-48.8%	-57.3%	-41.1%	-49.8%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $0.2 million ($0.1 million after tax) of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization. Net income attributable to Weight Watchers International, Inc. also excludes the Company’s gain on early debt extinguishment of $6.7 million ($4.1 million after tax).
(2)	Excludes the impact of the $6.5 million ($4.0 million after tax) of charges associated with the Company’s previously disclosed 2014 plan to restructure its organization. Net income attributable to Weight Watchers International, Inc. also excludes the $2.4 million tax benefit, net.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										First Half 2015 Variance
												2015 Constant Currency
											2015		2015
	First Half 2015						First Half 2014				Adjusted		Adjusted
						Adjusted				2015	vs	2015	vs
		Adjustment		Currency	Constant	Constant		Adjustment		vs	2014	vs	2014
	GAAP	(1)	Adjusted	Adjustment	Currency	Currency	GAAP	(2)	Adjusted	2014	Adjusted	2014	Adjusted
Selected Financial Data
Gross Profit	$316.7	$1.7	$318.4	$24.7	$341.4	$343.1	$448.7	$4.7	$453.4	-29.4%	-29.8%	-23.9%	-24.3%
Gross Margin	50.1%		50.4%		50.5%	50.8%	55.6%		56.2%

Selling, General and Administrative Expenses	$100.4	$(4.3)	$96.1	$4.4	$104.8	$100.5	$121.5	$(5.5)	$116.1	-17.4%	-17.2%	-13.8%	-13.4%

Operating Income	$88.6	$6.0	$94.6	$10.7	$99.4	$105.4	$165.6	$10.2	$175.8	-46.5%	-46.2%	-40.0%	-40.1%
Operating Income Margin	14.0%		15.0%		14.7%	15.6%	20.5%		21.8%

Net income attributable to Weight Watchers International, Inc.	$22.4	$(3.3)	$19.1	$6.4	$28.9	$25.5	$75.5	$(2.5)	$73.0	-70.3%	-73.8%	-61.8%	-65.0%

Earnings Per Share	$0.39	$(0.06)	$0.33	$0.11	$0.51	$0.45	$1.33	$(0.04)	$1.29	-70.5%	-74.0%	-62.1%	-65.3%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $6.0 million ($3.7 million after tax) of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization. Net income attributable to Weight Watchers International, Inc. also excludes the Company’s gain on early debt extinguishment of $11.5 million ($7.0 million after tax).
(2)	Excludes the impact of the $10.2 million ($6.2 million after tax) of charges associated with the Company’s previously disclosed 2014 plan to restructure its organization. Net income attributable to Weight Watchers International, Inc. also excludes the gain of $10.5 million ($6.4 million after tax) recognized in connection with the Company’s previously disclosed Brazil acquisition due to an adjustment of the Company’s previously held equity interest to fair value offset by a charge associated with the settlement of the royalty-free arrangement of the Brazil partnership and the $2.4 million tax benefit, net.